Exhibit 18(b)

      SCHEDULE I DATED MARCH 19, 1998 TO MULTIPLE CLASS OF SHARES PLAN FOR FIDELITY INSTITUTIONAL MONEY MARKET FUNDS DATED MARCH 19, 1998

TRUST/FUND/CLASS                         SALES CHARGE  DISTRIBUTION FEE      SHAREHOLDER
                                                       (AS A PERCENTAGE OF   SERVICE FEE
                                                       AVERAGE NET ASSETS)   (AS A PERCENTAGE OF
                                                                             AVERAGE NET ASSETS)

Fidelity Institutional Cash Portfolios:
Treasury Only:
     Class I                             none          none                  none
     Class II                            none          0.15                  none
     Class III                           none          0.25                  none

Fidelity Institutional Cash Portfolios:
Treasury:
     Class I                             none          none                  none
     Class II                            none          0.15                  none
     Class III                           none          0.25                  none

Fidelity Institutional Cash Portfolios:
Government:
     Class I                             none          none                  none
     Class II                            none          0.15                  none
     Class III                           none          0.25                  none

Fidelity Institutional Cash Portfolios:
Domestic:
     Class I                             none          none                  none
     Class II                            none          0.15                  none
     Class III                           none          0.25                  none

Fidelity Institutional Cash Portfolios:
Money Market:
     Class I                             none          none                  none
     Class II                            none          0.15                  none
     Class III                           none          0.25                  none

Fidelity Institutional Tax-Exempt Cash
Portfolios:
Tax-Exempt1:
     Class I                             none          none                  none
     Class II                            none          0.15                  none
     Class III                           none          0.25                  none

Fidelity Money Market Trust:
Rated Money Market2:
     Class I                             none          none                  none
     Class II                            none          0.15                  none
     Class III                           none          0.25                  none


______________________________________________________________
1 Effective on or about May 29, 1998, Tax-Exempt will reorganize from Fidelity Institutional Tax-Exempt Cash Portfolios to Fidelity
Institutional Cash Portfolios.
2 Effective on or about May 29, 1998, Rated Money Market will reorganize from Fidelity Money Market Trust to Fidelity Institutional Cash Portfolios.